Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Drinks Americas Holdings, Ltd. (the "Company") on Form 10-QSB for the fiscal quarter ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fabio R. Berkowicz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

      December 20, 2006

      /s/ Fabio R. Berkowicz
      ---------------------------
          Fabio R. Berkowicz
          Chief Financial Officer